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                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported):
                                 May 15, 1996
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                    Richman Gordman 1/2 Price Stores, Inc.
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            (Exact name of registrant as specified in its charter)


                  Delaware               0-24328         47-0771211
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         (State or other jurisdiction   (Commission     (IRS Employer
               of incorporation)        File Number)  Identification No.)


                  12100 West Center Road, Omaha, Nebraska  68144
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                    (Address of principal executive offices)


              Registrant's telephone number, including area code:
                                  (402) 691-4000
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                                  Not Applicable
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          (Former name or former address, if changed since last report.)





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                        Exhibit Index appears on page 4.




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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

       Richman Gordman 1/2 Price Stores, Inc. (the "Registrant") is filing this Current Report on Form 8-K with respect to the resignation of Dennis E. Reaves, Director, President and Chief Executive Officer of the Registrant. On May 15, 1996, the Registrant's Board of Directors accepted the resignation of Mr. Reaves, effective as of the same day. The Board of Directors further appointed Jeffrey J. Gordman, Director and Vice President, Planning and Allocation of the Registrant, to serve as acting President. In addition, the Board of Directors designated an Executive Management Committee headed by Mr. Gordman, and including two additional members, James H. Cooke, Executive Vice President and Chief Operating Officer of the Registrant, and Roger R. Faust, Senior Vice President and Chief Financial Officer of the Registrant.

       The Registrant is also filing this Current Report on Form 8-K with respect to a news release (the "News Release"), dated May 16, 1996, regarding the resignation of Mr. Reaves. Please see "EXHIBIT (99) -- ADDITIONAL EXHIBIT
- -- NEWS RELEASE."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (a)     Financial Statements of Business Acquired.

               Not applicable.

       (b)     Pro Forma Financial Information.

               Not applicable.

       (c)     Exhibits.

               (99)             Additional Exhibit -- News Release

               No other exhibits are applicable.

                 [Remainder of page intentionally left blank.]





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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Richman Gordman 1/2 Price
                                                     Stores, Inc.



Date: 5/17/96                                        By:/s/ Roger R. Faust
                                                        ------------------
                                                        Roger R. Faust
                                                        Senior Vice President,
                                                        Secretary, Treasurer and
                                                        Chief Financial Officer


5490A





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                                 EXHIBIT INDEX


Exhibit                                                    Page

(99)           Additional Exhibit -- News Release             5

No other exhibits are applicable.





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